Summary of Significant Accounting Policies - Cash, cash equivalents and restricted cash (Details) ¥ in Thousands, $ in Thousands	Jun. 30, 2025 CNY (¥)	Jun. 30, 2025 USD ($)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Jun. 30, 2024 CNY (¥)	Dec. 31, 2023 CNY (¥)
Summary of Significant Accounting Policies
Cash and cash equivalents	¥ 7,111,459	$ 992,721	¥ 19,328,920
Restricted cash	9,260,268	1,292,684	8,320,728
Long-term restricted cash	78,073	10,899	97,720
Total	¥ 16,449,800	$ 2,296,304	¥ 27,747,368	$ 3,873,383	¥ 28,441,893	¥ 38,621,507